UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 14, 2010

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On July 14, 2010, AECOM Technical Services, Inc., a California corporation (the “Buyer”), a wholly-owned subsidiary of AECOM Technology Corporation, a Delaware corporation (“AECOM”), Tishman Construction Corporation, a Delaware corporation (“TCC”), and the stockholders of TCC (the “Sellers”), entered into a Stock Purchase Agreement (the “Purchase Agreement”).

Pursuant to the terms of the Purchase Agreement, the Buyer acquired all of the issued and outstanding capital stock of TCC from the Sellers at an aggregate purchase price of $245,000,000, paid in cash and shares of AECOM common stock.  The purchase price is subject to adjustment based on a specified working capital target for TCC as of the closing.  The transactions contemplated by the Purchase Agreement, subject to certain post-closing covenants and indemnity rights, were completed simultaneously with the parties’ entry into the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1.  Security-holders are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their subsidiaries or affiliates.

On July 14, 2010, AECOM, TCC and the Sellers issued a joint press release relating to the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.01.                                          Completion of Acquisition of Disposition of Assets

As set forth in Item 1.01 above, on July 14, 2010, AECOM Technology Corporation’s wholly owned subsidiary, AECOM Technical Services, Inc., acquired all of the issued and outstanding capital stock of Tishman Construction Corporation.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02.                                          Unregistered Sale of Equity Securities.

Pursuant to the Purchase Agreement described in Item 1.01, on July 14, 2010, AECOM issued 1,307,189 shares of AECOM common stock to Daniel R. Tishman as partial consideration for his shares of common stock of TCC, in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2010, the Board of Directors of AECOM appointed Daniel R. Tishman to the AECOM Board of Directors.  The Board of Directors of AECOM also appointed Mr. Tishman to the Planning, Finance and Investments Committee of the AECOM Board of Directors.  Mr. Tishman will continue to serve as Chairman of the Board and Chief Executive Officer of TCC.

Mr. Tishman and Tishman Holdings I, L.L.C., an entity controlled by Mr. Tishman, are parties to the Purchase Agreement described in Item 1.01, pursuant to which Mr. Tishman received shares of common stock of AECOM as partial consideration for his shares of common stock of TCC.

In connection with the Purchase Agreement, AECOM and TCC entered into an employment agreement (the “Employment Agreement”) with Mr. Tishman pursuant to which he will serve as (i) Chief Executive Officer of TCC; (ii) Chairman of the board of directors of TCC, (iii) Chairman of the Construction Services Division of AECOM and (iv) Vice-Chairman of AECOM.  The Employment Agreement is effective July 14, 2010 and may be terminated by AECOM or Mr. Tishman on thirty (30) days’ notice.

The Employment Agreement provides for an annual base salary of $600,000.  Mr. Tishman is eligible to participate in equity compensation plans sponsored by AECOM and is eligible to receive an annual bonus.  The Employment Agreement also requires Mr. Tishman to undertake certain covenants, including the promise to refrain from competition with TCC or AECOM during the period commencing on the date of the Employment Agreement and ending on the later of (i) the expiration of the initial term of the Employment Agreement (not including any renewals) or (ii) the first anniversary of Mr. Tishman’s termination of employment.  The Employment Agreement provides for a three year initial employment term, with automatic annual renewal unless a party provides six months’ notice of nonrenewal.

The foregoing description of the Employment Agreement is qualified in its entirety by the terms of the Employment Agreement, which is filed as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference.

Mr. Tishman owns a substantial equity interest in, and has certain management rights with respect to, Tishman Hotel & Realty, LP, a Delaware limited partnership (“THR”), which is party to a certain Shared Services Agreement, dated July 14, 2010, between TCC and THR (the “SSA”), pursuant to which TCC provides THR and certain affiliates (“THR Parties”) certain services in exchange for compensation based on an annual budget.  The initial term of the SSA expires on July 14, 2015.  THR and TCC are also parties to a certain Occupancy Agreement, dated July 14, 2010 (the “Occupancy Agreement”), pursuant to which THR pays to TCC a portion of the rent payable by TCC for its space in the building located at 666 Fifth Avenue, New York, New York in exchange for the right to use and occupy a portion of such space.  THR may terminate the Occupancy Agreement at any time on 30 days notice to TCC.

Mr. Tishman owns a substantial equity interest in, and has certain management rights with respect to, TTV Realty Holdings Inc., a New York corporation (“TTV”), which is party to a certain Amended and Restated License Agreement and Trademark Assignment, dated July 14, 2010, between TCC and TTV (the “IP Agreement”).  Pursuant to the IP Agreement, TTV grants TCC an exclusive license to certain trademarks owned by TTV, which license continues in perpetuity unless either party breaches the IP Agreement.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
2.1

Stock Purchase Agreement, dated as of July 14, 2010, by and among AECOM Technology Corporation, AECOM Technical Services, Inc., Tishman Construction Corporation and the stockholders of Tishman Construction Corporation.

2.2	Employment Agreement, dated as of July 14, 2010, by and among AECOM Technology Corporation, Tishman Construction Corporation and Daniel R. Tishman.

99.1	Press Release dated July 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: July 14, 2010	By:	/s/ David Y. Gan
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

2.1

Stock Purchase Agreement, dated as of July 14, 2010, by and among AECOM Technology Corporation, AECOM Technical Services, Inc., Tishman Construction Corporation and the stockholders of Tishman Construction Corporation.

2.2	Employment Agreement, dated as of July 14, 2010, by and among AECOM Technology Corporation, Tishman Construction Corporation and Daniel R. Tishman.
99.1	Press Release dated July 14, 2010.